Phoenix Insight Funds Trust

Supplement dated November 9, 2007 to the Class A and Class C Shares Prospectus,

Class I Shares Prospectus, Money Market Funds—Class A Shares Prospectus, Money Market Fund—

Exchange Shares Prospectus and the Statement of Additional Information (“SAI”), each dated

May 1, 2007, as supplemented May 24, 2007, August 20, 2007 and September 7, 2007

Important Notice to Investors

The Trust has decided to allow greater flexibility for making each of the fund’s portfolio holdings available to the public. Accordingly, the following statement is hereby inserted in each of the prospectuses and the SAI immediately after the disclosure regarding the quarterly availability of complete portfolio holdings:

A Fund may make its holdings information publicly available prior to these filings under certain circumstances.

Additionally, in the Class I Shares Prospectus and the SAI, the disclosure regarding the availability of Class I Shares is hereby amended to state that the shares are offered primarily:

“…to institutional investors, such as pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations who purchase at or above the minimum amounts; to private clients of, or clients referred by, the adviser, subadviser and their affiliates; or through certain wrap programs with which the distributor has an Arrangement.

Investors should retain this supplement with the Prospectus and SAI for future reference.

PXP 5066—Holdings&IShares (11/07)